PROVIDENT INVESTMENT COUNSEL FUNDS
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                       Supplement Dated September 30, 2003
                        to Prospectus dated March 3, 2003


PROPOSED REORGANIZATIONS OF THE FUNDS

The Board of Trustees of PIC Investment Trust has approved the reorganization of the Growth Fund I, Mid Cap Fund B, Small Cap Growth Fund I, Small Company Growth Fund A and Twenty Fund I series (the "Funds") of PIC Investment Trust into newly formed series of Advisors Series Trust, a multi-adviser, multi-fund complex, subject to shareholder approval. Provident Investment Counsel will continue to serve as investment adviser and portfolio manager for the new funds and there will be no changes to the Funds' investment objectives, policies or strategies. Further information will be provided in a proxy statement for the shareholder meeting, which will be held in December 2003.

In addition, Mid Cap B Fund has been reopened to new investment by trustees and officers of the Trust and employees of Provident Investment Counsel.

Investors   should  retain  this  supplement  with  the  prospectus  for  future reference. Please call (800) 618-7643 with any questions.